FINANCE INCOME AND FINANCE COSTS (Tables)	12 Months Ended
Dec. 31, 2025
FINANCE INCOME AND FINANCE COSTS
Schedule of finance income and finance costs
In Thousands of US Dollars
Description	2025	2024	2023
Interest income	$2	$2	$6
Net foreign exchange gain(loss)	(13)	15	1
Finance income	(11)	17	7
Financial costs (Interest and bank charges)	(587)	(226)	(58)
Operating lease interest expense	-	-	(3)
Total finance income and costs	$(598)	$(209)	$(54)